Prospectus Supplement	June 4, 2021

Putnam Focused Equity Fund
Putnam Focused International Equity Fund
Putnam Global Health Care Fund
Putnam Global Technology Fund
Putnam Growth Opportunities Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam International Value Fund
Putnam Large Cap Value Fund
Putnam Multi-Cap Core Fund
Putnam Research Fund
Putnam Small Cap Growth Fund
Putnam Small Cap Value Fund

For the funds listed above, the following language is added to the section “What are the fund’s main investment strategies and related risks?”:

ESG considerations. We expect to integrate environmental, social, or governance (“ESG”) considerations, where we consider them material and relevant, into our fundamental research process and investment decision-making for the fund, although ESG considerations do not represent a primary focus of the fund. We believe that ESG considerations, like other, more traditional subjects of investment analysis such as market position, growth prospects, and business strategy, have the potential to impact financial risk and investment returns. We believe that ESG considerations are best analyzed in combination with a company’s fundamentals, including a company’s industry, geography, and strategic position. When considering ESG factors, we use company disclosures, public data sources, and independent third-party data as inputs into our analytical processes. The consideration of ESG factors as part of the fund’s investment process does not mean that the fund pursues a specific “ESG” or “sustainable” investment strategy, and we may make investment decisions for the fund other than on the basis of relevant ESG considerations.

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